UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024 (June 6, 2024)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5402 S 122nd E Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.20 par value	EDUC	NASDAQ
(Title of class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT

On June 6, 2024, Educational Development Corporation (“EDC”, the “Company” or “Seller”) executed a Commercial Real Estate Sale Contract (“Contract”) with Rockford Holdings, LLC (“Buyer”) for the Company’s headquarters and distribution warehouse located at 5400-5402 South 122nd East Avenue, Tulsa, Oklahoma 74146 (the “Hilti Complex”).

The agreed upon sale price of the Hilti Complex per the executed Contract totaled $35,500,000. The proceeds from the sale will be utilized to pay off the Term Loans and Revolving Loan outstanding in the Credit Agreement with the Company's Bank. At closing, EDC will assign the existing third-party tenant lease to the Buyer and will execute a separate Triple-Net Lease (the "Lease") for its occupied space in the Hilti Complex. The Contract does not include the excess land parcel, consisting of approximately 16.75 acres of undeveloped land adjacent to the Hilti Complex, which will remain under the ownership of EDC.

The terms of the lease will be 10 years and the initial lease rate will be $8.72 per square foot, with 2% annual escalations beginning in year six of the lease. The Lease will also include triple-net terms, where the Seller will be responsible for utilities, insurance, property taxes, and regular maintenance, excluding roof and structural maintenance, which will be the Buyer's responsibility. Additionally, the Seller will retain the rights to sublease any available unused space in the building during the lease term. The Lease will also encompass other standard terms that are customary in the local market.

The foregoing descriptions are a summary of the material terms of the Contract and are not complete. These descriptions are qualified in all respects subject to the actual provisions of the sale Contract and Lease with the Buyer.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)         EXHIBITS

Exhibit Number	Description
99.1	Press Release dated June 12, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:             /s/ Craig M. White

Craig M. White

President and Chief Executive Officer

Date:         June 12, 2024